                                                                 Exhibit 10.15

           SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
                      AGREEMENT DATED MARCH 2, 1999 BETWEEN
               BROWN BROTHERS HARRIMAN & CO., AS AGENT FOR ITSELF
                 AND FLEET NATIONAL BANK F/K/A BANKBOSTON, N.A.
                                       AND
                             HARVARD APPARATUS, INC.


         This Second Amendment to Amended and Restated Loan and Security Agreement (hereinafter, the "Amendment") is made as of this 14th day of July, 2000 by and between HARVARD APPARATUS, INC.,a Massachusetts corporation with its principal executive office at 84 October Hill Road, Holliston, Massachusetts (hereinafter, the "Borrower") and BROWN BROTHERS HARRIMAN & CO. (the "Agent"), as agent for itself and FLEET NATIONAL BANK f/k/a BankBoston, N.A., (hereinafter, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrower executed and delivered to the Agent a certain Amended and Restated Loan and Security Agreement dated March 2, 1999, as amended by Amendment dated as of December 31, 1999 (hereinbefore and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrower a Revolving Credit in the original maximum principal amount of $3,750,000.00 and Term Notes in the aggregate original principal amount of $2,100,000.00; and

         WHEREAS, the Borrower has requested that the Lenders (i) amend the Loan Agreement to provide for a supplemental term loan in the original principal amount of $2,000,000.00, and (ii)otherwise amend the Loan Agreement as provided for herein; and

         WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Borrower has determined that this Amendment is in the Borrower's best interest.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Borrower hereby certifies to the Lenders that, to the best of the Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof and that no Event of

Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

         2. The Borrower acknowledges and agrees that the Borrower has no offsets, defenses, claims or counterclaims against the Lenders with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by Borrower to any of the Lenders in connection therewith and, to the extent that the Borrower has any such offsets, defenses, claims or counterclaims, the Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lenders for any such liability on account thereof.

         3. Section 2-1 of the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

                  112-1 TERM NOTES. Upon satisfaction by the Borrower of all conditions precedent to the effectiveness of this Agreement, the Lender shall make loans to the Borrower (i) in the aggregate amount of $2,100,000.00 to be repaid in accordance with the terms and conditions of certain Commercial Promissory Notes of even date in the form of EXHIBIT 2-1, and (ii) in the aggregate amount of $2,000,000.00 to be repaid in accordance with the terms and conditions of certain Supplemental Commercial Promissory Notes dated on or about July __, 2000 in the form of EXHIBIT 2-1A (the Commercial Promissory Notes and the Supplemental Commercial Promissory Notes shall be referred to herein individually and collectively as the "Term Notes").

         4. The definition of "Commitment" set forth in Article 4 is hereby deleted in its entirety and replaced with the following:

                  ""Commitment": $7,850,000 plus Acquisition Loans."

         5. The definition of "Funded Debt" set forth in Article 4 is hereby deleted in its entirety and replaced with the following;

                  ""Funded Debt": any and all interest bearing indebtedness of the Borrower or any subsidiary including any and all subordinated indebtedness."

         6. The definition of "Subsidiary" set forth in Article 4 is hereby deleted in its entirety and replaced with the following:

                  ""Subsidiary": shall mean, individually and collectively, each entity constituting a subsidiary of the Borrower, including, without limitation, the following: (a) Ealing Scientific Limited, (b) Harvard Apparatus Limited, (c) Harvard Apparatus S.A.R.L., f/k/a Ealing S.A.R.L., (d) Biochrom Limited and (e) Hugo Sachs Elektronik Harvard Apparatus GmbH."

         7. The Loan Agreement is hereby amended by deleting Exhibits 6-2, 6-4, 6-5, 6-7, 6-21 and 6-24 in their entirety and replacing them with Exhibits 6-2, 6-4, 6-5, 6-7, 6-21 and 6-24 attached hereto and specifically incorporated by reference herein.

         8. The Loan Agreement is hereby amended by adding the following Section after Section 13-15:

                  "SECTION 13-16. PLEDGE/PARTICIPATIONS. Each Lender, may at any time pledge all or any portion of its rights under the loan documents including any portion of any promissory note executed in connection with this Agreement to any one of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release such Lender from its obligation under any of the loan documents. In addition, each Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each a "Participant") participating interests in such Lender's obligation to lend hereunder and/or any or all of the loans held by the Lender hereunder. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower, such Lender shall remain responsible for the performance of its obligations hereunder. Each Lender may furnish information concerning the Borrower in its possession from time to time to prospective assignees and Participants provided that the Lender shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information."

         9. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions:

                   (a) LOAN DOCUMENTS. The Agent shall have received this Amendment executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender.

                   (b) CORPORATE PROCEEDINGS OF BORROWER. The Agent shall have received, with a counterpart for each Lender, resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment and all transactions contemplated hereby.

                   (c) OFFICER'S CERTIFICATE. The Borrower shall have delivered to the Agent an Officer's Certificate in the form of Exhibit A hereto.

                   (d) OPINION OF COUNSEL. The Borrower shall have delivered to the Agent an opinion of Goodwin, Procter & Hoar, LLP, counsel to the Borrower, in form and substance satisfactory to the Agent. The Agent may, in its discretion, waive the terms of this subsection as a precondition to the effectiveness of this Amendment.

                   (e) SUPPLEMENTAL TERM NOTES. The Borrower shall have delivered to the Agent Supplemental Commercial Promissory Notes in the aggregate amount of $2,000,000.00 in the form of EXHIBIT 2-1A.

                   (f) CONSENT OF SUBORDINATED DEBT HOLDERS. The Borrower shall have delivered to the Agent a ratification and consent of the Subordination Agreement executed by all parties thereto in form and substance satisfactory to the Agent.

                   (g) PLEDGE AGREEMENT. The Borrower shall have delivered to the Agent a Ratification and Amendment to Pledge Agreement ratifying the existing documents and pledging to the Agent for the benefit of the Lenders, the Borrower's stock ownership interest in Hugo Sachs Elektronik - Harvard Apparatus, GmbH, with stock certificates and stock powers pertaining thereto, each in form and substance satisfactory to the Agent. The Agent may, in its discretion, waive the terms of this subsection as a precondition to the effectiveness of this Amendment.

                   (h) INTELLECTUAL PROPERTY SECURITY AGREEMENTS. The Borrower shall have delivered to the Agent such intellectual property security documents as the Agent may require, in form and substance satisfactory to the Agent confirming that the Borrower has granted to the Agent a security interest in all intellectual property of the Borrower.

                   (i) ACQUISITION DOCUMENTS. The Borrower shall have delivered to the Agent evidence that the acquisition of certain assets of

                           AmiKa Corp. free and clear of all liens and encumbrances has been completed, which evidence shall be in form and substance satisfactory to the Agent.

                   (j) ADDITIONAL ASSURANCES. The Borrower shall have delivered to the Agent such additional documents, instruments or agreements as the Agent may reasonably require in order to more fully confirm, vest and/or perfect the Agent's first perfected security interest in and to all collateral now or previously granted to the Agent more securely in the Agent and the Lenders and to otherwise give effect to the terms of this Amendment.

                   (k) FEES. The Borrower shall have paid to the Agent all fees and expenses due by the Borrower to the Agent and each Lender (including without limitation, the commitment fee related to this Amendment in the aggregate amount of $20,000.00) as well as all fees and expenses of the Agent's and/or any Lender's attorneys.

         10. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrower and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be a Lender, then by a duly authorized officer thereof.

         11. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrower hereby ratifies and confirms all terms and conditions contained therein and further ratifies and reaffirms all representations and warranties made therein as of the date hereof.

         12. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

         13. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to be one and the same instrument.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                                   HARVARD APPARATUS, INC.

                                                   By: /s/ DAVID GREEN

                                                   Title: PRESIDENT

ACKNOWLEDGED AND AGREED:

per pro BROWN BROTHERS HARRIMAN & CO.,
as Agent and as a Lender

By:  /s/ TIMOTHY T. TELMAN
Name:  TIMOTHY T. TELMAN
Title: VICE PRESIDENT

FLEET NATIONAL BANK f/k/a
BankBoston, N.A.,
as a Lender

By:  /s/ MICHAEL BROCHETTI
Name:  MICHAEL BROCHETTI
Title: VICE PRESIDENT

                                                                 Exhibit 2-1A

                     SUPPLEMENTAL COMMERCIAL PROMISSORY NOTE

$1,000,000.00                                             Boston, Massachusetts
                                                                  July 14, 2000

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (together with any successors or assigns, the "Bank") at the office of the Bank located at 40 Water Street, Boston, Massachusetts ONE MILLION 00/100 Dollars ($1,000,000.00) as provided below:

                  In quarterly principal installments of (a) $62,500.00 each payable on each September 30, December 30, March 30 and June 30 during the term of this Note, and (b) a final principal installment of the entire remaining principal balance on June 30, 2004;

with interest thereon calculated at a floating rate equal to 1% above the Base Rate per annum.

         Interest shall be payable quarterly in arrears commencing on September 30, 2000 and on each December 30, March 30, June 30, and September 30 thereafter during the term of this Note and on the date the final principal installment under this Note becomes due or the entire amount of this Note becomes due and payable in full (whether by acceleration or otherwise). If this Note bears interest at a floating rate, the applicable floating rate shall change as and when the Base Rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.  PAYMENT TERMS.

         1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default will be applied FIRST to fees, expenses and other amounts due hereunder (excluding principal and interest); SECOND, to accrued interest; and third to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion. The undersigned may pay all or a portion of the amount owed earlier than it is due without penalty. If this Note is payable in installments, prepayments shall be applied to installments of principal in the inverse order of the date on which they become due. Amounts prepaid may not be reborrowed.

         1.2      (Intentionally omitted.)

         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum (the "Default Rate") equal to 2% per annum above the rate of interest otherwise payable hereunder.

SECTION 2.  DEFAULTS AND REMEDIES.

         2.1 DEFAULT. The occurrence of any Event of Default as defined in a certain Amended and Restated Loan and Security Agreement dated as of March 2, 1999 entered into by and between, among others, the undersigned and the Agent, as amended through the date hereof (as amended and as may be further amended, the "Loan Agreement").

         2.2 REMEDIES. Upon an Event of Default, or at any time thereafter, at the option of the Bank, all Obligations of the undersigned shall become immediately due and payable without notice or demand and, if the Obligations are secured, the Bank shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies provided by agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

         For purposes of this Note, the following definitions shall apply:

         "Agent" shall mean Brown Brothers Harriman & Co., a New York limited partnership;

         "Base Rate" shall have the meaning set forth in the Loan Agreement;

         "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, any Liabilities as defined in the Loan Agreement; and

         "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4.  MISCELLANEOUS.

         4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time be granted by the Bank in connection herewith regardless of the number or period of any extensions.

         4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, after the occurrence and during the continuation of an Event of Default without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Bank shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

         4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

         4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, default, collection or enforcement of this Note or any collateral for the

Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel, and including without limitation any reasonable fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall be an Obligation secured by any such collateral.

         4.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.6 FINANCIAL INFORMATION. The undersigned shall furnish the Bank from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as and to the extent provided in the Loan Agreement.

         4.7 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         4.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                                 HARVARD APPARATUS, INC.

Witness:                                         ______________________________

                                                 By: /s/ David Green
/s/ Susan Luscinski                                  --------------------------
------------------------------
                                                 Title: President
                                                       -----------------------
                                                 Address:

                                                 84 October Hill Rd.
                                                 Holliston, MA

                                                                 Exhibit 2-1A


                     SUPPLEMENTAL COMMERCIAL PROMISSORY NOTE

$1,000,000.00                                             Boston, Massachusetts
                                                                  July 14, 2000

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of FLEET NATIONAL BANK f/k/a BANKBOSTON, N.A. (together with any successors or assigns, the "Bank") at the office of Brown Brothers Harriman & Co. (the "Agent") located at 40 Water Street, Boston, Massachusetts pursuant to the Loan Agreement (defined below) ONE MILLION 00/100 Dollars ($1,000,000.00) as provided below:

                  In quarterly principal installments of (a) $62,500.00 each payable on each September 30, December 30, March 30 and June 30 during the term of this Note, and (b) a final principal installment of the entire remaining principal balance on June 30, 2004;

with interest thereon calculated at a floating rate equal to 1% above the Base Rate per annum.

         Interest shall be payable quarterly in arrears commencing on September 30, 2000 and on each December 30, March 30, June 30 and September 30 thereafter during the term of this Note and on the date the final principal installment under this Note becomes due or the entire amount of this Note becomes due and payable in full (whether by acceleration or otherwise). If this Note bears interest at a floating rate, the applicable floating rate shall change as and when the Base Rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.  PAYMENT TERMS.

         1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Agent in United States currency at the Agent's address specified above (or at such other address as the Agent may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Agent prior to the occurrence of an Event of Default will be applied FIRST to fees, expenses and other amounts due hereunder (excluding principal and interest); SECOND, to accrued interest; and THIRD to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Agent determines in its sole discretion. The undersigned may pay all or a portion of the amount owed earlier than it is due without penalty. If this Note is payable in installments, prepayments shall be applied to installments of principal in the inverse order of the date on which they become due. Amounts prepaid may not be reborrowed.

         1.2      (Intentionally omitted.)

         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Agent, be payable on demand at a rate per annum (the "Default Rate") equal to 2% per annum above the rate of interest otherwise payable hereunder.

SECTION 2.  DEFAULTS AND REMEDIES.

         2.1 DEFAULT. The occurrence of any Event of Default as defined in a certain Amended and Restated Loan and Security Agreement dated as of March 2, 1999 entered into by and between, among others, the undersigned and the Agent, as amended through the date hereof (as amended and as may be further amended, the "Loan Agreement").

         2.2 REMEDIES. Upon an Event of Default, or at any time thereafter, at the option of the Agent, all Obligations of the undersigned shall become immediately due and payable without notice or demand and, if the Obligations are secured, the Agent shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies provided by agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. All rights and remedies of the Agent are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

         For purposes of this Note, the following definitions shall apply:

         "Agent" shall mean Brown Brothers Harriman & Co., a New York limited partnership;

         "Base Rate" shall have the meaning set forth in the Loan Agreement;

         "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, any Liabilities as defined in the Loan Agreement; and

         "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Agent a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4.  MISCELLANEOUS.

         4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Agent in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Agent nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time be granted by the Agent in connection herewith regardless of the number or period of any extensions.

         4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, after the occurrence and during the continuation of an Event of Default without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Agent shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

         4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

         4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel, and including without limitation any reasonable fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall be an Obligation secured by any such collateral.

         4.5 AGENT RECORDS. The entries on the records of the Agent (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.6 FINANCIAL INFORMATION. The undersigned shall furnish the Agent from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as and to the extent provided in the Loan Agreement.

         4.7 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         4.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                                 HARVARD APPARATUS, INC.

Witness:
                                                     --------------------------

/s/ Susan Luscinski                              By: /s/ David Green
-------------------------------                      --------------------------


                                                 Title: President
                                                     --------------------------

                                                 Address:

                                                 84 October Hill Rd.
                                                 Holliston, MA

                                                                    Exhibit A

                                   CERTIFICATE

                                                            Date: July 14, 2000

Brown Brothers Harriman & Co., Agent
40 Water Street
Boston, Massachusetts

ATTENTION:        TIMOTHY T. TELMAN,
                  VICE PRESIDENT

Dear Sir:

         This Certificate is delivered to you in connection with the amendment of a certain loan arrangement between you as Agent and lender and Harvard Apparatus, Inc. (hereinafter, the "BORROWER"), a Massachusetts corporation with its principal executive offices at 84 October Hill Road, Holliston, Massachusetts as Borrower, and pursuant to Section 9-c of a certain Second Amendment to Amended and Restated Loan and Security Agreement of even date, which amends a certain Amended and Restated Loan and Security Agreement dated March 2, 1999 (hereinafter, as amended, the "LOAN AGREEMENT"). Terms used herein which are defined in the Loan Agreement are used as so defined.

         1. The undersigned, acting on behalf of the Borrower, has reviewed each of the loan documents executed in connection with the subject loan arrangements and has had the benefit of independent counsel of the Borrower's selection in connection with the review and negotiation of the loan documents.

         2. The undersigned has also reviewed the Loan Agreement and the other loan documents and has made such investigation of the business and affairs of the Borrower and such inquiry of the officers of the Borrower as the undersigned deems appropriate in the circumstances. Following such review and investigation, the undersigned CERTIFIES that, to the best knowledge of the undersigned, as of this day:

                  (a) All representations and warranties made by the Borrower in the Loan Agreement, and in any other loan document to which the Borrower is a party are true and complete in all material respects on and as of the date hereof.

                  (b) No event has occurred or failed to occur, which occurrence or which failure to occur constitutes, or solely with the passage of time or the giving of notice (or both) would constitute, an Event of Default.

                                                 Very truly yours,

                                                 HARVARD APPARATUS, INC.

                                                 By: /s/ David Green
                                                     --------------------------

                                                 Name: David Green
                                                       ------------------------

                                                 Title: President
                                                       ------------------------

                                  SCHEDULE 6.2

                                RELATED ENTITIES

Ealing Scientific LTD.
D/B/A Harvard Apparatus Canada
6010 Vanden Abeele
Saint-Laurent Quebec H4S-1R9
Canada

Harvard Apparatus S.A.R.L.
6 avenue des Andes
Minipare Bat 8
91952 LES ULIS CEDEX
France

Harvard Apparatus LTD.
Fircroft Way
Edenbridge Kent TN8 68E
England

Biochrom Limited
Cambridge Science Park
Milton Road
Cambridge CB4 4FJ
England

Hugo Sachs Elektronik - Harvard Apparatus GmbH
Gruenstrasse 1
D-79232 March-Hugstetten
Germany

                                  SCHEDULE 6.4

                                   TRADE NAMES

i.       Trade Names & Styles

         Harvard Apparatus Inc.
         HAI Acquisition Corp.
         Guell LTD.
         Harvard Apparatus LTD.
         Ealing Scientific LTD.
         Harvard Apparatus Canada
         Harvard Apparatus S.A.R.L.
         Harvard Biosciences
         Biochrom Ltd.
         Hugo Sachs Elektronik-Harvard Apparatus GmbH
         AmiKa Corporation

ii.      Legal Names & Statuses

         Harvard Apparatus Inc.
         HAI Acquisition Corp.
         Guell LTD.
         Harvard Apparatus LTD.
         Ealing Scientific LTD.
         Harvard Apparatus S.A.R.L.
         Biochrom Ltd.
         Hugo Sachs Elektronik-Harvard Apparatus GmbH
         AmiKa Corporation

iii.     Entities/Parties From Whom Borrower Acquired Assets

         Welsh & Bailey Inc., formerly Harvard Apparatus Inc.
         Medical Systems Corporation of Greenvale New York
         Pharmacia & Upjohn Inc. of Kalamazoo, Michigan
         Clark Electromedical Instruments of Reading, United Kingdom Trega Biosciences Inc. of San Diego, California
         Hugo Sachs Elektronik of March-Hugstetten, Germany
         Eppendorf-Netheler-Hinz GmbH of Hamburg, Germany
         AmiKa Corporation of Columbia, Maryland

                                  SCHEDULE 6.5

                             LOCATIONS OF COLLATERAL

The following collateral are kept at other than the offices of the Borrower:

         A.       Original Stock Certificates:

                  Ealing Scientific LTD     17,500 shares
                  Harvard Apparatus LTD     35 shares
                  Biochrom Limited          35 shares

         B.       Key Man Life Insurance Policies:

                  $1m      On Chane Graziano#00634149
                  $1m      On David Green   #00634151

                  Located in safe deposit box at:    Middlesex Bank
                                                     830 Washington Street.
                                                     Holliston, MA  01746

         C.       Tooling, Molds, Dies and Artwork:

                  Various items of above nature kept a vendors' location

                                  SCHEDULE 6.6

                                 TITLE TO ASSETS

         Leasetec Systems Credit has made precautionary UCC filings with respect to certain leased equipment.

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

         Indebtedness under Subordinated Debentures of the Borrower dated as of March 15, 1996 in an aggregate principal amount outstanding as of July 12, 2000 of $675,000.

                                  SCHEDULE 6.8

                               INSURANCE POLICIES

         The Borrower has the following insurance policies in place:

Key Man Life Insurance                    Lincoln Benefits Life Co.                 Chane Graziano #00634151
Key Man Life Insurance                    Lincoln Benefits Life Co.                 David Green #00634149
Automobile Insurance                      Arbella Mutual Ins. Co.                   #Q2N070654-00
Flood Insurance                           National Flood Ins. Co.                   #FL 1-6405-8902-2
Package Policy                            Chubb Ins. Group                          binder
Foreign Liability                         Chubb Ins. Group                          binder
Worker's Compensation                     Chubb Ins. Group                          # 7163-99-07
Commercial Umbrella                       Westchester Specialty Group               #CUA 102801-01
Crime/Fiduciary/Executive                 Chubb Ins. Group                          #8091-63-09-L
Business Travel Accident Ins.             AIG Life Ins. Co.                         # GTO804628
Customs Bond                              Roanoke Brokerage Serv. Co.               #0049601646/ser#1632552


                                  SCHEDULES 6.9

                                    LICENSES

The Borrower holds the following licenses for:

         The manufacture and sale of CPK products

         The manufacture and sale of Microdialysis Probes

         The sale of pumps under US patent "Infusion Pump for at least one syringe" #8394481

         The manufacture and sale of oxygen imaging products under US Patent #4,947,850

         The manufacture and sale of Puretip under US Patent Application #09/591,009

                                  SCHEDULE 6.17

                                   LITIGATION

15 Smith St.      Plaintiff alleges environmental contamination
                  close to a site once occupied by The Harvard
                  Apparatus Company. Harvard Apparatus, Inc. has no relation to The Harvard Apparatus Company.

Marie-Francois    Plaintiff is a former employee of Harvard Apparatus S.A.R.L.
Lazzari           and is suing the company for wrongful termination.
(Pending)

Barry Cohen       The Borrower is suing for infringement of tradedress and
and Kent          unauthorized use of proprietary information.
Scientific

                                  SCHEDULE 6.20

                              GOVERNMENT CONTRACTS

         The Borrower holds no Government Contracts other than those received in the ordinary course of business in the form of purchase orders. At the present time there are no such orders of a material amount.

                                  SCHEDULE 6.21

                        PATENTS, TRADEMARKS & TRADE NAMES

A. The Borrower has the rights to the following Trademarks, trade names and patents:


         CPK                                      -       US Trademark
         STRONGHOLD                               -       US Trademark
         NaviCyte                                 -       US Trademark
         Whole Rat                                -       named owned
         Oxymap                                   -       US Tradename
         Oxyspot                                  -       US Tradename
         Vertical Diffusion Chamber               -       US Patent #5183760
         Horizontal Diffusion                     -       US Patent #5591636
         Infusion Pump for at Least 1 Syringe     -       Patent Application #08/394,441
         Apparatus for Electoelution              -       US Patent #5,340,449
         MicroDialysis/MicroElectro
                  Dialysis System                 -       US Patent #5,733,442
         Micro Volume Dialyzer for
                  Sample Preperation              -       Patent Application #09/272,420
         Multi-Well Equilibrium Dialysis
                  System                          -       Patent Application #09/586,985
         Interior Surface Coated Tube for
                   Sample Preparation             -       Patent Application #60/145,559
         Micro-Volume Spin Columns for
                  Sample Preparation              -       Patent Application #08/908,931
         Filtration/Separation Container
                  Without In-built Filter         -       Patent Application #60/145,557
         Low Fluid Level Warning Device           -       US Patent #5,625,344
         Unachored Sensor and Level Sensor        -       US Patent #5,767,775
         Wireless Level Switch                    -       US Patent #6,028,525
         Unanchored Sensor for Fluid
                  Characteristics                 -       US Patent #6,057,773
         Staining De-Staining and
                  Quantification of Proteins by
                  Coomassie Blue and Related
                  Dyes                            -       US Patent #5,922,186
         Droplet Chemical Reaction Chamber        -       US Patent #5,773,238
         Hydrophobic Particle-Coated
                  Aqueous Droplet Reaction
                  Chamber                         -       Patent Application #09/360,581


B. Biochrom Limited has the rights to the following trademarks, tradenames and patents:

         Registered trademarks:

                  Biochrom* (Austria, Benelux, former Czechoslovakia, France, Germany, Hungary, Italy, Switzerland, former Yugoslavia) GeneQuant (Great Britain)
                  Novaspec (Great Britain)
                  Ultrospec (Denmark, France, Great Britain, India**, Japan) Ultropac (France)

                * registered owner is Pharmacia Biosystems GmbH. There are two agreements with a German company regarding use of the "Biochrom" name.

               ** registered owner is Pharmacia AB.

         Common law trademarks:

                  UniSpec                        SuproTip
                  UviMaster                      ProTip
                  UViMaster Plus                 Ultra-Micro Spin Column
                  UViMaster PC                   Macro Spin Column
                  AmiKa                          Micro-Tip Column
                  AmiKa Corp.                    LC-Alert
                  AmiKa Corporation              Smart Injector
                  Biodialyzer                    Wetness-Alert
                  Dispo-Biodialyzer              CryoGenie
                  Electro-Concentrator           Cozap
                  Electro-Separator              Prozap
                  On-Line Biodialyzer            Disp-Equilibrium Dialyzer
                  Dynamic Dialyzer
                  Micro-Equilibrium Dialyzer


         Copyrights:

                  Common law copyrights in connection with legally protectable drawings, circuit diagrams, printed circuitboard layouts, photographs for printed circuitboard production, manuals, catalogues, promotional materials, software and websites developed by Seller.

                                  SCHEDULE 6.24

                           PAYMENTS TO RELATED PARTIES

         1. Interest and principal to Chane Graziano under sub debt and Series A Preferred Stock.

         2.       Intercompany Loans:

                  a. Loan from Ealing Scientific LTD to Harvard Apparatus S.A.R.L. in the principal amount of CDN$126,000.

                  b. Loan from Harvard Apparatus LTD to Harvard Apparatus S.A.R.L. in the principal amount of $52,000 British Pounds.